Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

4th Quarter and Year Ended December 31, 2011

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750 email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

- All financial information contained herein is unaudited.

- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

- Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		YEAR ENDED		Previous		Previous
		DECEMBER 31,		DECEMBER 31,		Quarter		Year to Date
		2011	2010	2011	2010	Change		Change

HIGHLIGHTS	Gross premiums written	$416,537	$381,942	$1,939,521	$1,758,397	9.1%		10.3%
	Net premiums written	306,832	287,199	1,533,766	1,392,455	6.8%		10.1%
	Net premiums earned	395,469	342,804	1,456,992	1,359,548	15.4%		7.2%
	Net investment income	45,489	50,168	195,948	244,143	(9.3%)		(19.7%)
	Net income	183,100	92,786	274,548	665,005	97.3%		(58.7%)
	Operating income	94,681	97,288	183,686	397,831	(2.7%)		(53.8%)
	Total investments and cash & cash equivalents	8,123,198	8,036,922	8,123,198	8,036,922	1.1%		1.1%
	Total assets	10,541,715	10,239,223	10,541,715	10,239,223	3.0%		3.0%
	Total shareholders’ equity	3,149,022	3,075,820	3,149,022	3,075,820	2.4%		2.4%
	Cash flows from operating activities	56,603	32,073	548,108	451,264	76.5%		21.5%

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$4.80	$2.30	$7.21	$14.30	108.7%		(49.6%)
	Operating income	$2.48	$2.41	$4.82	$8.56	2.9%		(43.7%)
	Diluted earnings per share
	Net income	$4.63	$2.13	$6.92	$13.32	117.4%		(48.0%)
	Operating income	$2.40	$2.24	$4.63	$7.97	7.1%		(41.9%)
	Weighted average common shares outstanding
	Basic	38,138,558	40,291,620	38,093,351	46,491,279
	Diluted	39,524,273	43,501,068	39,667,905	49,913,317
	Book value per share	$83.44	$80.75	$83.44	$80.75	3.3%		3.3%
	Diluted book value per share	$80.11	$74.29	$80.11	$74.29	7.8%		7.8%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	23.9%	11.9%	8.9%	21.9%	12.0	pts	(13.0	) pts
	Annualized ROAE, operating income	12.4%	12.5%	6.0%	13.1%	(0.1	) pts	(7.1	) pts
	Annualized investment book yield	2.3%	2.7%	2.5%	3.3%	(0.4	) pts	(0.8	) pts

	Loss and loss expense ratio	53.9%	46.7%	65.8%	52.1%	7.2	pts	13.7	pts
	Acquisition cost ratio	11.8%	11.3%	11.5%	11.7%	0.5	pts	(0.2	) pts
	General and administrative expense ratio	17.8%	24.8%	18.6%	21.1%	(7.0	) pts	(2.5	) pts

	Expense ratio	29.6%	36.1%	30.1%	32.8%	(6.5	) pts	(2.7	) pts

	Combined ratio	83.5%	82.8%	95.9%	84.9%	0.7	pts	11.0	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS - CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED		THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2011	SEPTEMBER 30, 2011	JUNE 30, 2011		MARCH 31, 2011	DECEMBER 31, 2010
Revenues
Gross premiums written	$416,537	$442,698	$519,598		$560,688	$381,942
Net premiums written	$306,832	$350,260	$395,803		$480,871	$287,199

Net premiums earned	$395,469	$371,340	$355,307		$334,876	$342,804
Net investment income	45,489	47,883	52,368		50,208	50,168
Net realized investment gains (losses)	31,632	(130,809)	58,878		50,376	(3,738)
Other income	66,744	35,000	—		—	—

Total revenues	$539,334	$323,414	$466,553		$435,460	$389,234

Expenses
Net losses and loss expenses:
Current year	$305,769	$267,070	$279,514		$348,802	$233,950
Prior years	(92,424)	(61,524)	(43,701	) *	(44,350)	(73,931)

Total net losses and loss expenses	$213,345	$205,546	$235,813		$304,452	$160,019
Acquisition costs	46,562	39,680	42,971		38,082	38,848
General and administrative expenses	70,492	66,007	67,201		67,956	85,134
Amortization and impairment of intangible assets	678	767	766		767	808
Interest expense	13,754	13,748	13,745		13,742	11,650
Foreign exchange (gain) loss	(549)	2,966	1,184		(442)	196

Total expenses	$344,282	$328,714	$361,680		$424,557	$296,655

Income (Loss) before income taxes	$195,052	$(5,300)	$104,873		$10,903	$92,579
Income tax expense (benefit)	11,952	5,672	11,073		2,283	(207)

Net income (loss)	$183,100	$(10,972)	$93,800		$8,620	$92,786

GAAP Ratios
Loss and loss expense ratio	53.9%	55.4%	66.4%		90.9%	46.7%
Acquisition cost ratio	11.8%	10.7%	12.1%		11.4%	11.3%
General and administrative expense ratio	17.8%	17.8%	18.9%		20.3%	24.8%

Expense ratio	29.6%	28.5%	31.0%		31.7%	36.1%

Combined ratio	83.5%	83.9%	97.4%		122.6%	82.8%

Per Share Data
Basic earnings per share
Net income (loss)	$4.80	$(0.29)	$2.45		$0.23	$2.30
Operating income (loss)	$2.48	$2.26	$1.15		$(1.08)	$2.41
Diluted earnings per share
Net income (loss)	$4.63	$(0.29)	$2.36		$0.21	$2.13
Operating income (loss)	$2.40	$2.19	$1.11		$(1.02)	$2.24

*	Includes prior year development of $55.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS - YEAR TO DATE

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2011		DECEMBER 31, 2010
Revenues
Gross premiums written	$1,939,521		$1,758,397
Net premiums written	$1,533,766		$1,392,455

Net premiums earned	$1,456,992		$1,359,548
Net investment income	195,948		244,143
Net realized investment gains	10,077		285,612
Net impairment charges recognized in earnings	—		(168)
Other income	101,744		913

Total revenues	$1,764,761		$1,890,048

Expenses
Net losses and loss expenses:
Current year	$1,201,155		$1,012,374
Prior years	(241,999	) *	(304,491	) **

Total net losses and loss expenses	$959,156		$707,883
Acquisition costs	167,295		159,489
General and administrative expenses	271,656		286,557
Amortization and impairment of intangible assets	2,978		3,483
Interest expense	54,989		40,242
Foreign exchange loss	3,159		444

Total expenses	$1,459,233		$1,198,098

Income before income taxes	$305,528		$691,950
Income tax expense	30,980		26,945

Net income	$274,548		$665,005

GAAP Ratios
Loss and loss expense ratio	65.8%		52.1%
Acquisition cost ratio	11.5%		11.7%
General and administrative expense ratio	18.6%		21.1%

Expense ratio	30.1%		32.8%

Combined ratio	95.9%		84.9%

Per Share Data
Basic earnings per share
Net income	$7.21		$14.30
Operating income	$4.82		$8.56
Diluted earnings per share
Net income	$6.92		$13.32
Operating income	$4.63		$7.97

*	Includes prior year reserve development of $253.5 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.
**	Includes prior year reserve development of $313.3 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED DECEMBER 31, 2010
Gross Premiums Written = $416,537	Gross Premiums Written = $381,942

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED DECEMBER 31, 2010
Gross Premiums Written = $416,537	Gross Premiums Written = $381,942

*	Includes premiums written in our i-Bind line of business
**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

YEAR TO DATE

YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Gross Premiums Written = $1,939,521	Gross Premiums Written = $1,758,397

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

YEAR TO DATE

YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Gross Premiums Written = $1,939,521	Gross Premiums Written = $1,758,397

*	Includes premiums written in our i-Bind line of business
**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2011

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$227,005	$130,920	$58,612	$416,537
Net premiums written	$169,097	$79,813	$57,922	$306,832

Net premiums earned	$152,491	$80,585	$162,393	$395,469

Total revenues	$152,491	$80,585	$162,393	$395,469

Expenses
Net losses and loss expenses:
Current year	$106,330	$77,629	$121,810	$305,769
Prior years	(13,377)	(57,968)	(21,079)	(92,424)

Total net losses and loss expenses	$92,953	$19,661	$100,731	$213,345
Acquisition costs	18,449	165	27,948	46,562
General and administrative expenses	33,437	21,351	15,704	70,492

Total expenses	$144,839	$41,177	$144,383	$330,399

Underwriting income	$7,652	$39,408	$18,010	$65,070

Net investment income				$45,489
Net realized investment gains				31,632
Other income-termination fee				66,744
Amortization and impairment of intangible assets				(678)
Interest expense				(13,754)
Foreign exchange gain				549

Income before income taxes				$195,052

GAAP Ratios
Loss and loss expense ratio	61.0%	24.4%	62.0%	53.9%
Acquisition cost ratio	12.1%	0.2%	17.2%	11.8%
General and administrative expense ratio	21.9%	26.5%	9.7%	17.8%

Expense ratio	34.0%	26.7%	26.9%	29.6%

Combined ratio	95.0%	51.1%	88.9%	83.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2010

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$196,287	$115,056	$70,599	$381,942
Net premiums written	$143,789	$73,973	$69,437	$287,199

Net premiums earned	$133,930	$81,764	$127,110	$342,804

Total revenues	$133,930	$81,764	$127,110	$342,804

Expenses
Net losses and loss expenses:
Current year	$93,180	$66,108	$74,662	$233,950
Prior years	(18,430)	(39,024)	(16,477)	(73,931)

Total net losses and loss expenses	$74,750	$27,084	$58,185	$160,019
Acquisition costs	16,902	(431)	22,377	38,848
General and administrative expenses	38,978	26,905	19,251	85,134

Total expenses	$130,630	$53,558	$99,813	$284,001

Underwriting income	$3,300	$28,206	$27,297	$58,803

Net investment income				$50,168
Net realized investment losses				(3,738)
Amortization and impairment of intangible assets				(808)
Interest expense				(11,650)
Foreign exchange loss				(196)

Income before income taxes				$92,579

GAAP Ratios
Loss and loss expense ratio	55.8%	33.1%	45.8%	46.7%
Acquisition cost ratio	12.6%	(0.5%)	17.6%	11.3%
General and administrative expense ratio	29.1%	32.9%	15.1%	24.8%

Expense ratio	41.7%	32.4%	32.7%	36.1%

Combined ratio	97.5%	65.5%	78.5%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE YEAR ENDED DECEMBER 31, 2011

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$838,567	$530,450	$570,504	$1,939,521
Net premiums written	$639,196	$325,094	$569,476	$1,533,766

Net premiums earned	$584,303	$317,006	$555,683	$1,456,992

Total revenues	$584,303	$317,006	$555,683	$1,456,992

Expenses
Net losses and loss expenses:
Current year	$398,827	$325,055	$477,273	$1,201,155
Prior years	(11,728)*	(118,462)	(111,809)	(241,999)**

Total net losses and loss expenses	$387,099	$206,593	$365,464	$959,156
Acquisition costs	74,976	(2,781)	95,100	167,295
General and administrative expenses	124,434	84,290	62,932	271,656

Total expenses	$586,509	$288,102	$523,496	$1,398,107

Underwriting (loss) income	$(2,206)	$28,904	$32,187	$58,885

Net investment income				$195,948
Net realized investment gains				10,077
Other income-termination fee				101,744
Amortization and impairment of intangible assets				(2,978)
Interest expense				(54,989)
Foreign exchange loss				(3,159)

Income before income taxes				$305,528

GAAP Ratios
Loss and loss expense ratio	66.2%	65.2%	65.8%	65.8%
Acquisition cost ratio	12.8%	(0.9%)	17.1%	11.5%
General and administrative expense ratio	21.3%	26.6%	11.3%	18.6%

Expense ratio	34.1%	25.7%	28.4%	30.1%

Combined ratio	100.3%	90.9%	94.2%	95.9%

*	Includes prior year favorable development of $23.3 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.
**	Includes prior year favorable development of $253.5 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS

FOR THE YEAR ENDED DECEMBER 31, 2010

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTALS

Revenues
Gross premiums written	$729,267	$504,937	$524,193	$1,758,397
Net premiums written	$551,063	$319,083	$522,309	$1,392,455

Net premiums earned	$518,444	$338,791	$502,313	$1,359,548
Other income	$913	$—	$—	$913

Total revenues	$519,357	$338,791	$502,313	$1,360,461

Expenses
Net losses and loss expenses:
Current year	$357,158	$340,737	$314,479	$1,012,374
Prior years	(59,641)*	(180,584)	(64,266)	(304,491)**

Total net losses and loss expenses	$297,517	$160,153	$250,213	$707,883
Acquisition costs	67,797	(460)	92,152	159,489
General and administrative expenses	128,556	94,226	63,775	286,557

Total expenses	$493,870	$253,919	$406,140	$1,153,929

Underwriting income	$25,487	$84,872	$96,173	$206,532

Net investment income				$244,143
Net realized investment gains				285,612
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(3,483)
Interest expense				(40,242)
Foreign exchange loss				(444)

Income before income taxes				$691,950

GAAP Ratios
Loss and loss expense ratio	57.4%	47.3%	49.8%	52.1%
Acquisition cost ratio	13.1%	(0.1%)	18.3%	11.7%
General and administrative expense ratio	24.8%	27.8%	12.7%	21.1%

Expense ratio	37.9%	27.7%	31.0%	32.8%

Combined ratio	95.3%	75.0%	80.8%	84.9%

*	Includes prior year favorable development of $68.5 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.
**	Includes prior year favorable development of $313.3 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONDENSED CONSOLIDATED BALANCE SHEETS

	DECEMBER 31, 2011	DECEMBER 31, 2010

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2011: $226,397; 2010: $828,544)	$244,016	$891,849
Fixed maturity investments trading, at fair value (amortized cost: 2011: $6,207,991; 2010: $5,714,322)	6,254,686	5,769,097
Equity securities trading, at fair value (cost: 2011: $356,370; 2010: $160,513)	367,483	174,976
Other invested assets trading, at fair value	540,409	347,632

Total investments	7,406,594	7,183,554
Cash and cash equivalents	716,604	853,368
Insurance balances receivable	652,158	529,927
Prepaid reinsurance	226,721	187,287
Reinsurance recoverable	1,002,919	927,588
Accrued investment income	38,263	40,520
Net deferred acquisition costs	100,334	96,803
Goodwill	268,376	268,376
Intangible assets	53,898	56,876
Net deferred tax assets	22,646	19,740
Other assets	53,202	75,184

TOTAL ASSETS	$10,541,715	$10,239,223

LIABILITIES
Reserve for losses and loss expenses	$5,225,143	$4,879,188
Unearned premiums	1,078,412	962,203
Reinsurance balances payable	124,539	99,732
Net balances payable on purchases and sales of investments	36,285	318,570
Dividends payable	14,302	—
Senior notes	797,949	797,700
Accounts payable and accrued liabilities	116,063	106,010

TOTAL LIABILITIES	$7,392,693	$7,163,403

SHAREHOLDERS’ EQUITY
Common shares: 2011: par value CHF 14.03 per share and 2010: par value
CHF 15.00 per share (2011:40,003,642; 2010: 40,003,642 shares issued and 2011: 37,742,131; 2010: 38,089,226 shares outstanding)	557,153	600,055
Additional paid-in capital	78,225	170,239
Treasury shares, at cost (2011: 2,261,511; 2010: 1,914,416)	(136,590)	(112,811)
Retained earnings	2,635,750	2,361,202
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	14,484	57,135

TOTAL SHAREHOLDERS’ EQUITY	3,149,022	3,075,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,541,715	$10,239,223

Book value per share	$83.44	$80.75
Diluted book value per share	$80.11	$74.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	DECEMBER 31, 2011 FAIR VALUE		SEPTEMBER 30, 2011 FAIR VALUE		JUNE 30, 2011 FAIR VALUE		MARCH 31, 2011 FAIR VALUE		DECEMBER 31, 2010 FAIR VALUE

FAIR VALUE
Fixed maturities available for sale	$244,016	3.0%	$284,966	3.4%	$345,551	4.2%	$543,808	6.8%	$891,849	11.1%
Fixed maturities trading	6,254,686	77.0%	6,279,615	74.4%	6,201,034	74.6%	5,960,830	74.6%	5,769,097	71.8%
Equity securities	367,483	4.5%	424,104	5.0%	393,913	4.7%	271,057	3.4%	174,976	2.2%
Other invested assets trading	540,409	6.7%	552,074	6.5%	562,267	6.8%	469,999	5.9%	347,632	4.3%
Cash and cash equivalents	716,604	8.8%	902,573	10.7%	807,657	9.7%	746,002	9.3%	853,368	10.6%

Total	$8,123,198	100.0%	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and agencies	$1,311,895	16.1%	$1,102,971	13.1%	$1,021,290	12.3%	$1,145,787	14.3%	$1,321,673	16.5%
Non-U.S. government and government agencies	256,756	3.2%	225,782	2.7%	177,529	2.1%	176,193	2.2%	266,177	3.3%
Corporate securities	2,431,381	29.9%	2,451,278	29.0%	2,606,743	31.4%	2,654,399	33.3%	2,526,550	31.4%
State, municipalities and political subdivisions	167,381	2.1%	136,287	1.6%	156,922	1.9%	199,875	2.5%	245,614	3.1%
Mortgage-backed securities	1,818,091	22.5%	2,053,663	24.4%	1,904,565	22.9%	1,702,619	21.3%	1,751,883	21.8%
Asset-backed securities	513,198	6.2%	594,600	6.9%	679,536	8.2%	625,765	7.8%	549,049	6.8%

Fixed income sub-total	6,498,702	80.0%	6,564,581	77.7%	6,546,585	78.8%	6,504,638	81.4%	6,660,946	82.9%
Hedge funds	431,544	5.3%	461,944	5.5%	496,358	6.0%	426,415	5.3%	310,638	3.9%
Private equity (funded)	108,865	1.4%	90,130	1.1%	65,909	0.8%	43,584	0.6%	36,994	0.4%
Equity securities	367,483	4.5%	424,104	5.0%	393,913	4.7%	271,057	3.4%	174,976	2.2%
Cash & cash equivalents	716,604	8.8%	902,573	10.7%	807,657	9.7%	746,002	9.3%	853,368	10.6%

Total	$8,123,198	100.0%	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,311,895	20.2%	$1,102,971	16.8%	$1,021,290	15.6%	$1,145,787	17.6%	$1,321,673	19.9%
AAA/Aaa	1,336,221	20.6%	1,455,702	22.2%	2,825,333	43.2%	2,615,609	40.2%	2,677,441	40.2%
AA/Aa	1,656,861	25.4%	1,916,585	29.2%	500,935	7.7%	607,630	9.3%	622,446	9.3%
A/A	1,148,138	17.7%	1,103,176	16.8%	1,205,929	18.4%	1,289,286	19.8%	1,259,295	18.9%
BBB/Baa	565,105	8.7%	584,714	8.9%	626,466	9.7%	575,290	8.9%	523,577	7.9%
BB	168,095	2.6%	134,279	2.1%	116,425	1.8%	33,887	0.5%	28,050	0.4%
B/B	103,324	1.6%	54,570	0.8%	64,451	1.1%	54,162	0.9%	52,793	0.8%
CCC+ and below	209,063	3.2%	212,584	3.2%	185,754	2.8%	182,987	2.8%	175,671	2.6%

Total	$6,498,702	100.0%	$6,564,581	100.0%	$6,546,584	100.0%	$6,504,638	100.0%	$6,660,946	100.0%

STATISTICS
Annualized book yield, year to date	2.5%		2.6%		2.7%		2.6%		3.3%
Duration*	1.9 years		2.1 years		2.3 years		2.8 years		2.7 years
Average credit quality (S&P)	AA-		AA-		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO - ADDITIONAL DETAIL

DECEMBER 31, 2011

	FAIR VALUE	AVERAGE RATING	PORTFOLIO PERCENTAGE
Cash & cash equivalents	$716,604	AAA	8.8%
U.S. government securities	1,087,633	AA+	13.4%
U.S. government agencies	224,262	AA+	2.7%
Non-U.S. government and government agencies	256,756	AAA	3.2%
Mortgage-backed securities:
Agency MBS	1,183,893	AA+	14.6%
Non-agency RMBS	120,345	A+	1.5%
Non-agency RMBS-Non investment grade strategy	182,482	CCC	2.3%
CMBS	331,371	AAA	4.1%
Total mortgage-backed securities	1,818,091		22.5%
Corporate securities:
Financials	1,179,391	A+	14.5%
Industrials	1,064,813	BBB	13.1%
Utilities	187,177	BBB+	2.3%
Total corporate securities	2,431,381		29.9%
Asset-backed securities:
Credit cards	44,424	AAA	0.5%
Auto receivables	73,226	AAA	0.9%
Student loans	178,898	AA+	2.2%
Collateralized loan obligations	139,678	AA+	1.7%
Other	76,972	AAA	0.9%
Total asset-backed securities	513,198		6.2%

State, municipalities and political subdivisions	167,381	AA-	2.1%
Hedge funds	431,544	N/A	5.3%
Private equity (funded)	108,865	N/A	1.4%
Equities	367,483	N/A	4.5%

Total Investment Portfolio	$8,123,198		100.0%

TOP 10 CORPORATE EXPOSURES

CORPORATE	FAIR VALUE	PORTFOLIO PERCENTAGE
JPMorgan Chase & Co	$67,776	0.8%
Bank of America Corp	55,093	0.7%
Wells Fargo & Co	52,784	0.7%
Sparebank 1 Boligkreditt AS	51,696	0.6%
Citigroup Inc	49,701	0.6%
Morgan Stanley	48,212	0.6%
Verizon Communications Inc	42,269	0.5%
HSBC Holdings PLC	41,085	0.5%
Canadian Imperial Bank of Comm	39,084	0.5%
BP PLC	33,618	0.4%

OTHER INVESTED ASSET FUND DETAILS	FAIR VALUE DECEMBER 31, 2011	UNFUNDED COMMITMENTS	LONG EXPOSURE(1) (% OF FUNDED)	SHORT EXPOSURE(2) (% OF FUNDED)	GROSS EXPOSURE(3)	NET EXPOSURE(4)

Private equity (primary and secondary)	$83,787	$111,566	100%	0%	100%	100%
Mezzanine debt	14,535	100,344	100%	0%	100%	100%
Distressed	10,543	33,968	100%	0%	100%	100%

Total private equity	108,865	245,878

Distressed	42,849	—	61%	31%	92%	30%
Equity long/short	159,615	—	75%	49%	124%	26%
Multi-strategy	157,251	—	98%	20%	118%	78%
Event driven	71,829	—	81%	66%	147%	15%

Total hedge funds	431,544	—

Total other invested assets	$540,409	$245,878

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).
(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.
(3)	Gross exposure is the addition of the long and short exposures.
(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO - ADDITIONAL DETAIL

DECEMBER 31, 2011

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL

NON INVESTMENT GRADE STRATEGY

Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2007	$—	$—	$—	$—	$—	$—	$35,977	$3,738	$10,257	$49,972	22.0%
2006	—	—	—	—	—	2,909	47,769	—	27,239	77,917	18.4%
2005 and prior	12,073	391	—	287	2,978	678	13,865	6,551	17,770	54,593	20.7%

Total*	$12,073	$391	$—	$287	$2,978	$3,587	$97,611	$10,289	$55,266	$182,482	20.1%

* Included in the above is fair value of $5.3 million of subprime mortgages with an average rating of CCC. NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL CORE FIXED INCOME ACCOUNT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2007	$—	$—	$—	$—	$—	$—	$622	$457	$—	$1,079	1.5%
2006	—	—	—	—	—	1,674	—	—	—	1,674	10.0%
2005 and prior	72,415	7,642	8,077	1,515	16,635	10,583	725	—	—	117,592	11.0%

Total*	$72,415	$7,642	$8,077	$1,515	$16,635	$12,257	$1,347	$457	$—	$120,345	10.9%

* Included in the above is fair value of $0.1 million of subprime mortgages with an average rating of AA+. COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	NR	TOTAL FAIR VALUE	AVERAGE CREDIT ENHANCEMENT**

2011	$30,702	$5,238	$—	$—	$—	$—	$—	$—	$—	$35,940	36.9%
2010	16,592	24,600	—	—	—	—	—	—	—	41,192	67.0%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,403	—	—	—	—	—	—	—	—	6,403	28.2%
2007	29,870	628	—	—	—	—	—	—	—	30,498	43.9%
2006	109,695	—	—	414	—	—		—	—	110,109	32.7%
2005 and prior	106,698	—	531	—	—	—	—	—		107,229	25.6%

Total	$299,960	$30,466	$531	$414	$—	$—	$—	$—	$—	$331,371	36.1%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT PORTFOLIO - ADDITIONAL DETAIL

DECEMBER 31, 2011

TOTAL EXPOSURE BY ASSET TYPE AND CONTINENT

ASSET TYPE	AFRICA	ASIA / MIDDLE EAST	AUSTRALIA	EUROPE	NORTH AMERICA	SOUTH AMERICA	TOTAL EXPOSURE
Sovereign*	$—	$—	$36,154	$63,197	$1,425,410	$—	$1,524,761
Sovereign - guaranteed financial institutions	—	6,500	48,255	168,154	43,054	—	265,963
Mortgage-backed securities:
Agency MBS	—	—	—	—	1,183,893	—	1,183,893
RMBS	—	—		532	302,295	—	302,827
CMBS	—	—	—	—	331,371	—	331,371
Corporate securities:
Financials	—	25,801	14,455	314,423	599,501	3,137	957,317
Industrials	6,026	29,223	23,350	199,404	772,476	34,336	1,064,815
Utilities	—	6,108	—	3,607	171,808	5,654	187,177
Asset-backed securities	—	—	—	16,983	496,215	—	513,198
State and municipalities	—	—	—	—	167,381	—	167,381
Equities	—	47,647	7,230	40,527	264,127	7,951	367,482

TOTAL EXPOSURE	$6,026	$115,279	$129,444	$806,827	$5,757,531	$51,078	$6,866,185

TOTAL EXPOSURE BY COUNTRY AND CONTINENT

COUNTRY	AFRICA	ASIA / MIDDLE EAST	AUSTRALIA	EUROPE	NORTH AMERICA	SOUTH AMERICA	TOTAL EXPOSURE
Australia	$—	$—	$129,444	$—	$—	$—	$129,444
Belgium	—	—	—	34,464	—	—	34,464
Bermuda	—	—	—	—	2,915	—	2,915
Brazil	—	—	—	—	—	23,854	23,854
Canada	—	—	—	—	238,684	—	238,684
Cayman Islands	—	—	—	—	107,081	—	107,081
China	—	5,407	—	—	—	—	5,407
Colombia	—	—	—	—	—	7,951	7,951
Denmark	—	—	—	34,822	—	—	34,822
France	—	—	—	51,039	—	—	51,039
Germany	—	—	—	91,236	—	—	91,236
Hong Kong	—	8,818	—	—	—	—	8,818
India	—	2,516	—	—	—	—	2,516
Israel	—	14,430	—	—	—	—	14,430
Italy	—	—	—	1,558	—	—	1,558
Japan	—	13,254	—	—	—	—	13,254
Luxembourg	—	—	—	9,902	—	—	9,902
Mexico	—	—	—	—	—	18,981	18,981
Netherlands	—	—	—	114,765	—	—	114,765
Norway	—	—	—	79,206	—	—	79,206
Philippines	—	5,825	—	—	—	—	5,825
Puerto Rico	—	—	—	—	—	292	292
Qatar	—	12,646	—	—	—	—	12,646
Russia	—	—	—	16,999	—	—	16,999
Singapore	—	26,394	—	—	—	—	26,394
South Africa	6,026	—	—	—	—	—	6,026
South Korea	—	19,536	—	—	—	—	19,536
Spain	—	—	—	22,005	—	—	22,005
Sweden	—	—	—	37,194	—	—	37,194
Switzerland	—	—	—	64,144	—	—	64,144
Taiwan	—	5,049	—	—	—	—	5,049
United Arab Emirates	—	1,404	—	—	—	—	1,404
United Kingdom	—	—	—	249,493	—	—	249,493
United States	—	—	—	—	5,408,851	—	5,408,851

TOTAL EXPOSURE	$6,026	$115,279	$129,444	$806,827	$5,757,531	$51,078	$6,866,185

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVES FOR LOSSES AND LOSS EXPENSES

		AT DECEMBER 31, 2011

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTAL

Case reserves (net of reinsurance recoverable)	$313,750	$400,292	$455,940	$1,169,982
IBNR (net of reinsurance recoverable)	910,383	1,284,434	857,425	3,052,242

Total	$1,224,133	$1,684,726	$1,313,365	$4,222,224

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.2%	65.3%	72.3%

		AT DECEMBER 31, 2010

	U.S. INSURANCE	INTERNATIONAL INSURANCE	REINSURANCE	CONSOLIDATED TOTAL

Case reserves (net of reinsurance recoverable)	$213,574	$374,105	$372,707	$960,386
IBNR (net of reinsurance recoverable)	821,531	1,321,593	848,090	2,991,214

Total	$1,035,105	$1,695,698	$1,220,797	$3,951,600

IBNR/Total reserves (net of reinsurance recoverable)	79.4%	77.9%	69.5%	75.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	DECEMBER 31, 2011	SEPTEMBER 30, 2011	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010

Senior notes	$797,949	$797,885	$797,823	$797,761	$797,700
Shareholders’ equity	3,149,022	3,003,074	3,044,417	2,950,953	3,075,820

Total capitalization	$3,946,971	$3,800,959	$3,842,240	$3,748,714	$3,873,520

Leverage ratios
Debt to total capitalization	20.2%	21.0%	20.8%	21.3%	20.6%

Closing shareholders’ equity	$3,149,022	$3,003,074	$3,044,417	$2,950,953	$3,075,820
Deduct: accumulated other comprehensive income	(14,484)	(17,796)	(23,095)	(32,963)	(57,135)

Adjusted shareholders’ equity	$3,134,538	$2,985,278	$3,021,322	$2,917,990	$3,018,685

Net premiums written (trailing 12 months)	$1,533,766	$1,514,133	$1,466,042	$1,440,034	$1,392,455
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.49	0.51	0.49	0.49	0.46

Total investments and cash & cash equivalents	$8,123,198	$8,443,332	$8,310,422	$7,991,696	$8,036,922
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.59	2.83	2.75	2.74	2.66

Reserve for losses and loss expenses	$5,225,143	$5,245,553	$5,251,304	$5,100,643	$4,879,188
Deduct: reinsurance recoverable	(1,002,919)	(1,009,643)	(1,013,951)	(975,523)	(927,588)

Net reserve for losses and loss expenses	$4,222,224	$4,235,910	$4,237,353	$4,125,120	$3,951,600
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.35	1.42	1.40	1.41	1.31

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL - CURRENT YEAR

Period	Total Number of Shares Purchased		Average Price Paid per Share	Total Actual Cost	Maximum Dollar Value (or Approximate Dollar Value) of Shares that May Yet Be Purchased
January 1-31, 2011	—		$—	$—	$260,873
February 1-28, 2011	282,609		61.67	17,428	243,445
March 1-31, 2011	686,554		62.01	42,572	200,873

Total March 31, 2011	969,163		$61.91	$60,000	$200,873

April 1-30, 2011	—		$—	$—	$200,873
May 1-31, 2011	—		—	—	200,873
June 1-30, 2011	—		—	—	200,873

Total June 30, 2011	—	*	$—	$—	$200,873

July 1-31, 2011	—		$—	$—	$200,873
August 1-31, 2011	—		—	—	200,873
September 1-30, 2011	—		—	—	200,873

Total September 30, 2011	—	*		$—	$200,873

October 1-31, 2011	—		$—	$—	$200,873
November 1-30, 2011	—		—	0	200,873
December 1-31, 2011	450,000		59.33	26,700	174,173

Total December 31, 2011	450,000		$59.33	$26,700	$174,173

Year to date December 31, 2011	1,419,163		$61.09	$86,700	$174,173

*	The plan was inactive in the second and third quarter of 2011 because of the merger agreement with Transatlantic Holdings, Inc. which was subsequently terminated.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2011		THREE MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011	THREE MONTHS ENDED DECEMBER 31, 2010

Net income (loss)	$183,100	$(10,972)		$93,800	$8,620	$92,786
Add after tax affect of:
Net realized investment (gains) losses	(26,332)	126,440		(50,795)	(49,526)	4,306
Other income - termination fee	(61,538)	(32,270)		—	—	—
Foreign exchange (gain) loss	(549)	2,966		1,184	(442)	196

Operating income (loss)	$94,681	$86,164		$44,189	$(41,348)	$97,288

Weighted average common shares outstanding
Basic	38,138,558	38,110,368		38,346,489	38,199,867	40,291,620
Diluted	39,524,273	39,340,710	*	39,800,753	40,383,523	43,501,068

Basic per share data
Net income (loss)	$4.80	$(0.29)		$2.45	$0.23	$2.30
Add after tax affect of:
Net realized investment (gains) losses	(0.69)	3.32		(1.32)	(1.30)	0.11
Other income - termination fee	(1.62)	(0.85)		—	—	—
Foreign exchange (gain) loss	(0.01)	0.08		0.02	(0.01)	—

Operating income (loss)	$2.48	$2.26		$1.15	$(1.08)	$2.41

Diluted per share data
Net income (loss)	$4.63	$(0.29	) *	$2.36	$0.21	$2.13
Add after tax affect of:
Net realized investment (gains) losses	(0.67)	3.21		(1.28)	(1.22)	0.10
Other income - termination fee	(1.56)	(0.82)		—	—	—
Foreign exchange (gain) loss	—	0.09		0.03	(0.01)	0.01

Operating income (loss)	$2.40	$2.19		$1.11	$(1.02)	$2.24

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010

Net income	$274,548	$665,005
Add after tax affect of:
Net realized investment gains	(213)	(267,727)
Net impairment charges in earnings	—	109
Other income - termination fee	(93,808)	—
Foreign exchange loss	3,159	444

Operating income	$183,686	$397,831

Weighted average common shares outstanding
Basic	38,093,351	46,491,279
Diluted	39,667,905	49,913,317

Basic per share data
Net income	$7.21	$14.30
Add after tax affect of:
Net realized investment gains	(0.01)	(5.75)
Net impairment charges in earnings	—	—
Other income - termination fee	(2.46)	—
Foreign exchange loss	0.08	0.01

Operating income	$4.82	$8.56

Diluted per share data
Net income	$6.92	$13.32
Add after tax affect of:
Net realized investment gains	(0.01)	(5.36)
Net impairment charges in earnings	—	—
Other income - termination fee	(2.36)	—
Foreign exchange loss	0.08	0.01

Operating income	$4.63	$7.97

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011	THREE MONTHS ENDED DECEMBER 31, 2010

Opening shareholders’ equity	$3,003,074	$3,044,417	$2,950,953	$3,075,820	$3,341,314
Deduct: accumulated other comprehensive income	(17,796)	(23,095)	(32,963)	(57,135)	(111,760)

Adjusted opening shareholders’ equity	$2,985,278	$3,021,322	$2,917,990	$3,018,685	$3,229,554

Closing shareholders’ equity	$3,149,022	$3,003,074	$3,044,417	$2,950,953	$3,075,820
Deduct: accumulated other comprehensive income	(14,484)	(17,796)	(23,095)	(32,963)	(57,135)

Adjusted closing shareholders’ equity	$3,134,538	$2,985,278	$3,021,322	$2,917,990	$3,018,685

Average shareholders’ equity	$3,059,908	$3,003,300	$2,969,656	$2,968,338	$3,124,120

Net income (loss) available to shareholders	$183,100	$(10,972)	$93,800	$8,620	$92,786
Annualized net income (loss) available to shareholders	732,400	(43,888)	375,200	34,480	371,144

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	23.9%	(1.5%)	12.6%	1.2%	11.9%

Operating income (loss) available to shareholders	$94,681	$86,164	$44,189	$(41,348)	$97,288
Annualized operating income (loss) available to shareholders	378,724	344,656	176,756	(165,392)	389,152

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	12.4%	11.5%	6.0%	(5.6%)	12.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010

Opening shareholders’ equity	$3,075,820	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(149,849)

Adjusted opening shareholders’ equity	$3,018,685	$3,063,446

Closing shareholders’ equity	$3,149,022	$3,075,820
Deduct: accumulated other comprehensive income	(14,484)	(57,135)

Adjusted closing shareholders’ equity	$3,134,538	$3,018,685

Average shareholders’ equity	$3,076,612	$3,041,066

Net income available to shareholders	$274,548	$665,005

Annualized return on average shareholders’ equity - net income available to shareholders	8.9%	21.9%

Operating income available to shareholders	$183,686	$397,831

Annualized return on average shareholders’ equity - operating income available to shareholders	6.0%	13.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

DILUTED BOOK VALUE PER SHARE

	DECEMBER 31, 2011	DECEMBER 31, 2010

Price per share at period end	$62.93	$59.44

Total shareholders’ equity	$3,149,022	$3,075,820

Basic common shares outstanding	37,742,131	38,089,226

Add: unvested restricted share units	249,251	571,178

Add: performance based equity awards	889,939	1,440,017

Add: employee share purchase plan	11,053	10,576

Add: dilutive options/warrants outstanding	1,525,853	3,272,739
Weighted average exercise price per share	$45.72	$35.98
Deduct: options bought back via treasury method	(1,108,615)	(1,980,884)

Common shares and common share equivalents outstanding	39,309,612	41,402,852

Basic book value per common share	$83.44	$80.75
Year-to-date percentage change in basic book value per common share	3.3%	25.0%

Diluted book value per common share	$80.11	$74.29
Year-to-date percentage change in dilutive book value per common share	7.8%	24.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED DECEMBER 31, 2011	THREE MONTHS ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010

Net investment income	$45,489	$50,168	$195,948	$244,143
Deduct: annual and non-recurring items	—		—	6,438

Net investment income, recurring	$45,489	$50,168	$195,948	$237,705

Annualized net investment income, recurring	$181,956	$200,672	$195,948	$237,705

Add: annual and non-recurring items	—	—	—	6,438

Normalized net investment income	$181,956	$200,672	$195,948	$244,143

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,489,633	$6,529,858	$6,542,867	$6,792,563
Equity securities, cost	445,515	117,599	160,513	309
Other invested assets, at cost	549,277	322,486	331,772	184,237
Cash and cash equivalents	902,573	831,444	853,368	379,751
Net balances on purchases and sales of investments	(405,124)	(307,140)	(318,570)	184

Opening aggregate invested assets	$7,981,874	$7,494,247	$7,569,950	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,434,387	$6,542,867	$6,434,387	$6,542,867
Equity securities, cost	356,370	160,513	356,370	160,513
Other invested assets, cost	529,851	331,772	529,851	331,772
Cash and cash equivalents	716,604	853,368	716,604	853,368
Net balances on purchases and sales of investments	(36,285)	(318,570)	(36,285)	(318,570)

Closing aggregate invested assets	$8,000,927	$7,569,950	$8,000,927	$7,569,950

Average aggregate invested assets	$7,991,401	$7,532,099	$7,785,439	$7,463,497

Annualized investment book yield	2.3%	2.7%	2.5%	3.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	NINE MONTHS ENDED SEPTEMBER 30, 2011	SIX MONTHS ENDED JUNE 30, 2011	THREE MONTHS ENDED MARCH 31, 2011

Net investment income	$150,459	$102,576	$50,208
Deduct: annual and non-recurring items	—	—	—

Net investment income, recurring	$150,459	$102,576	$50,208

Annualized net investment income, recurring	$200,612	$205,152	$200,832

Add: annual and non-recurring items	—	—	—

Normalized net investment income	$200,612	$205,152	$200,832

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,542,867	$6,542,867
Equity securities, cost	160,513	160,513	160,513
Other invested assets, at cost	331,772	331,772	331,772
Cash and cash equivalents	853,368	853,368	853,368
Net balances on purchases and sales of investments	(318,570)	(318,570)	(318,570)

Opening aggregate invested assets	$7,569,950	$7,569,950	$7,569,950

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,489,633	$6,419,637	$6,398,230
Equity securities, cost	445,515	365,394	245,618
Other invested assets, at cost	549,277	533,914	444,331
Cash and cash equivalents	902,573	807,657	746,002
Net balances on purchases and sales of investments	(405,124)	(252,351)	(204,767)

Closing aggregate invested assets	$7,981,874	$7,874,251	$7,629,414

Average aggregate invested assets	$7,775,912	$7,722,101	$7,599,682

Annualized investment book yield	2.6%	2.7%	2.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL STATEMENT PORTFOLIO RETURN

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010

Net investment income	$195,948	$244,143
Net realized investment gains	$10,077	$285,612

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$109,060 *	$166,187
Net unrealized (losses) gains on foreign exchange	(3,866)	41

Opening net unrealized gains on investments	$105,194	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$59,508 *	$109,060 *
Net unrealized losses on foreign exchange	—	(3,866)

Closing net unrealized gains on investments	$59,508	$105,194

Net investment income, realized gains and unrealized gains	$160,339	$468,721

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$891,849	$4,427,072
Fixed maturities trading	5,769,097	2,544,322
Other invested assets trading	522,608	184,869
Cash and cash equivalents	853,368	379,751

Total investments and cash	8,036,922	7,536,014
Net balances on purchases and sales of investments	(318,570)	184

Opening aggregate invested assets, at fair value	$7,718,352	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$244,016	$891,849
Fixed maturities trading	6,254,686	5,769,097
Other invested assets trading	907,892	522,608
Cash and cash equivalents	716,604	853,368

Total investments and cash	8,123,198	8,036,922
Net balances on purchases and sales of investments	(36,285)	(318,570)

Closing aggregate invested assets, at fair value	$8,086,913	$7,718,352

Average invested assets	$7,902,633	$7,627,275

Financial statement portfolio return	2.0%	6.1%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.

Note: net investment income, net realized gains/losses and change in unrealized gains/losses are disclosed on a pre-tax basis.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 24 and 25 for reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 26 and 27 for reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 24 and 25 for the reconciliation of net income to operating income and pages 26 and 27 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 28 for a reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 29 and 30 for calculation of annualized investment book yield.